Prospectus Supplement	April 24, 2008

PUTNAM RESEARCH FUND Prospectus dated November 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Large Cap Equity Research Team primarily responsible for the day-today management of the fund’s portfolio are now Portfolio Leaders Andrew Matteis and James Wiess and Portfolio Members Charles Dane and Walter Scully.

Positions held by Mr. Dane and Mr. Scully over the past five years and their respective fund holdings are set forth in the prospectus.

Mr. Matteis joined the portfolio team for the fund in April, 2008. Since 1993, he has been employed by Putnam Management, currently as Director, Credit Research. He owned no fund shares as of February 29, 2008. Mr. Matteis owned shares of all Putnam funds valued at over $1,000,000 as of February 29, 2008.

Mr. Wiess joined the portfolio team for the fund in April, 2008. Since 2000, he has been employed by Putnam Management, currently as Chief Investment Officer, U.S. Core Team and previously, as a Senior Portfolio Manager. He owned fund shares valued at between $1 and $10,000 as of February 29, 2008. Mr. Wiess owned shares of all Putnam funds valued at over $1,000,000 as of February 29, 2008.

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